UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 31, 2007
Bookham, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
2584 Junction Avenue, San Jose, California 95134

(Address of Principal Executive Offices)               (Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 31, 2007, Alain Couder was elected to the board of directors of Bookham, Inc. (the “Registrant”) as a Class II director.
     The Registrant and Mr. Couder are parties to an Employment Agreement (the “Employment Agreement”), dated as of July 10, 2007, with respect to Mr. Couder’s employment as President and Chief Executive Officer of the Registrant, effective August 13, 2007.
     Pursuant to the Employment Agreement, Mr. Couder will be entitled to receive an initial base salary at an annualized rate of $500,000 and will be eligible for a yearly bonus of up to 100% of his base salary, subject to achievement of individual and company performance targets.
     Also pursuant to the Employment Agreement, on August 13, 2007, Mr. Couder will receive a grant of options to purchase 475,000 shares of common stock of the Registrant which will vest as to 25% of the shares on the first anniversary of the grant date and in equal monthly installments for the following three years and which will have a per share exercise price equal to the fair market value of the Registrant’s common stock on August 13, 2007. On August 13, 2007, Mr. Couder will also be awarded 375,000 shares of restricted stock, 50% of which will vest as to 25% of the shares on the first anniversary of the grant date and in equal monthly installments for the following three years and 50% of which will vest upon achievement of performance milestones. These equity awards will vest in full upon a change in control of the Registrant.
     Mr. Couder’s employment may be terminated by the Registrant with or without cause at any time and by Mr. Couder with 60 days’ notice. If the Registrant terminates Mr. Couder’s employment without cause or if Mr. Couder terminates his employment for good reason, Mr. Couder will be entitled to 12 months’ salary and benefits.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 31, 2007, the board of directors of the Registrant adopted an amendment (the “Amendment”) to the Registrant’s Amended and Restated Bylaws to clarify the ability of the Registrant to issue uncertificated securities through a direct registration system. The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
     See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: August 6, 2007	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1 to Amended and Restated Bylaws of Bookham, Inc.